UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 12, 2021

OPIANT PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-38193	46-4744124
(State or other jurisdiction of incorporation)	(Commission File Number	(IRS Employer Identification No.)

233 Wilshire Blvd. Suite 280 Santa Monica, CA	90401
(Address of Principal Executive Offices)	(Zip Code)

(310) 598 5410
Registrant’s telephone number, including area code

(Former name or former address if changed since last report,)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common stock, par value $0.001 per share	OPNT	Nasdaq Stock Market LLC

Item 8.01. Other Events.

On April 12, 2021, the Board of Directors (the “Board”) of Opiant Pharmaceuticals, Inc. (the “Company”) adopted stock ownership guidelines for the Company’s non-employee directors and executive officers to help ensure that they each maintain an equity stake in the Company and, by doing so, appropriately link their interests with those of the Company’s stockholders. "Number of Shares" for purpose of these guidelines includes: shares owned, restricted stock units and seventy percent of in-the-money stock options. The guidelines for non-employee directors is for each director to hold a Number of Shares of Company stock with an aggregate value equal to at least three times the value of his or her annual cash retainer fees for service on the Board, and to maintain this minimum amount of stock ownership throughout his or her tenure on the Board. The guidelines for the Chief Executive Officer (the “CEO”) is to hold a Number of Shares of Company stock with an aggregate value equal to at least equal to three times the value of his or her annual base salary for serving as the CEO (not including incentive compensation), and to maintain this minimum amount of stock ownership throughout his or her tenure as the CEO. The guidelines for other executive officers is for each executive officer to hold a Number of Shares of Company stock with an aggregate value equal to at least equal to one times the value of his or her annual base salary (not including incentive compensation), and to maintain this minimum amount of stock ownership throughout his or her tenure as an executive at the Company. Current non-employee directors, the CEO and other executive officers are expected to achieve the applicable level of ownership by April 12, 2026 or five years from the date that an applicable individual becomes a non-employee director, CEO or executive officer of the Company (whether through being newly hired or promoted).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
OPIANT PHARMACEUTICALS, INC.
Dated: April 13, 2021                         By: /s/ David D. O’Toole
Name: David D. O’Toole
Title: Chief Financial Officer